UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
June 29, 2021

National Research Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-35929	47-0634000
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1245 Q Street, Lincoln, Nebraska	68508
(Address of principal executive offices)	(Zip Code)

(402) 475-2525
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
$.001 Par Value Common Stock	NRC	The NASDAQ Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.03	Material Modification to Rights of Security Holders.

On June 29, 2021, National Research Corporation (the “Company”) held its 2021 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders approved the reincorporation of the Company from the State of Wisconsin to the State of Delaware (the “Reincorporation”), pursuant to a Plan of Conversion dated June 30, 2021 (the “Plan of Conversion”). The Reincorporation affected the rights of holders of our common stock, par value $.001 per share, and was consummated on June 30, 2021, by the Company filing:  (i) a certificate of conversion with the Wisconsin Department of Financial Institutions (the “Wisconsin Certificate”); (ii) a certificate of conversion with the Secretary of State of the State of Delaware (the “Delaware Certificate”); and (iii) a certificate of incorporation with the Secretary of State of the State of Delaware (the “Delaware Charter”).  In connection with the Reincorporation, the Company’s Board of Directors adopted new bylaws (the “Delaware Bylaws”) in the form attached as Appendix E to the Company’s definitive proxy statement for the Annual Meeting, as filed with the Securities and Exchange Commission on June 3, 2021 (the “2021 Proxy Statement”).

Upon effectiveness of the Reincorporation:

●
The Amended and Restated Articles of Incorporation (the “Wisconsin Charter”) and By-Laws, as amended (the “Wisconsin By-Laws”), of the Company in effect immediately prior to the Reincorporation were replaced with the Delaware Charter and Delaware Bylaws, upon which the affairs of the Company ceased to be governed by the Wisconsin Charter, Wisconsin By-Laws, and Wisconsin Business Corporation Law and became subject to the Delaware Charter, Delaware Bylaws, and the Delaware General Corporation Law;

●
The Company after Reincorporation (“NRC Delaware”) is (i) deemed to be the same entity as previously incorporated in Wisconsin (“NRC Wisconsin”) for all purposes under the laws of Wisconsin and Delaware, (ii) continues with all of the rights, privileges and powers of NRC Wisconsin, except for changes that result from being subject to the Delaware General Corporation Law, the Delaware Charter, or the Delaware Bylaws, (iii) continues to possess all of the assets of NRC Wisconsin, (iv) continues to be liable for all of the debts, liabilities and obligations of NRC Wisconsin, and (v) continues with the same officers and directors of NRC Wisconsin immediately prior to the Reincorporation;

●
Pursuant to the Plan of Conversion, each outstanding share of NRC Wisconsin common stock, par value $.001 per share, converted to an outstanding share of NRC Delaware common stock, par value $.001 per share, and each outstanding option, warrant, or other right to acquire shares of NRC Wisconsin common stock, par value $.001 per share, converted to an equivalent option, warrant, or other right to acquire shares of NRC Delaware common stock, par value $.001 per share;

●	There is no effect on the trading of the Company’s shares of common stock on the Nasdaq Global Select Market, which continues to be traded under the same ticker symbol “NRC”;
●
Each employee benefit plan, incentive compensation plan, or other similar plan of NRC Wisconsin continues to be an employee benefit plan, incentive compensation plan, or other similar plan of NRC Delaware;

●
Other than a change in corporate domicile, the Reincorporation did not result in any change of the business or physical location of the Company, nor will it result in a change of location for the Company’s current employees, including management; and

●	The Company will continue to file periodic reports and other documents with the Securities and Exchange Commission to the extent required by Securities and Exchange Commission rules and regulations.

In addition, the consummation of the Reincorporation changed certain rights of the Company’s stockholders which are more fully described under the captions “PROPOSAL NO. 4 – APPROVAL OF THE COMPANY REINCORPORATING FROM THE STATE OF WISCONSIN TO THE STATE OF DELAWARE,” “PROPOSAL NO. 5 – APPROVAL OF OUR CERTIFICATE OF INCORPORATION INCREASING THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK,” “PROPOSAL NO. 6 – APPROVAL OF OUR CERTIFICATE OF INCORPORATION REMOVING RESTRICTIONS ON BUSINESS COMBINATIONS,” and “PROPOSAL NO. 7 – APPROVAL OF A PROVISION IN OUR CERTIFICATE OF INCORPORATION OPTING OUT OF DGCL SECTION 203” in the 2021 Proxy Statement and are hereby incorporated herein by reference.

In addition to changes intended to conform with Delaware law, the Delaware Bylaws changed the Company’s previous By-Laws in order to implement (i) a majority vote standard in uncontested director elections (the “Majority Vote Amendment”) and (ii) proxy access procedures (the “Proxy Access Amendment”).

The Majority Vote Amendment, under Article II, Section 2.08(a) of the Delaware Bylaws, changes the voting standard for director elections from a plurality to a majority of votes cast in the event of uncontested elections and retains plurality voting in the event of contested elections. Pursuant to the majority voting standard, in uncontested elections each director shall be elected by a majority of the votes cast with respect to the director, which means that the number of votes cast “for” a director’s election must exceed the number of votes cast “against” that director. Following an uncontested election, any incumbent director who was a nominee and who did not receive a majority of the votes cast shall promptly tender his or her resignation to the Board of Directors. The Nominating Committee (as defined in the Delaware Bylaws) shall consider the director’s resignation offer and, within 60 days following certification of the stockholder vote, make a recommendation to the Board of Directors on whether to accept or reject the offer taking into account such factors as the Nominating Committee believes to be relevant. The Board of Directors shall act on the recommendation of the Nominating Committee and publicly disclose its decision within 90 days following certification of the stockholder vote.

The Proxy Access Amendment, under Article II, Section 2.15 of the Delaware Bylaws, permits a stockholder, or group of no more than 20 stockholders, owning three percent or more of the Company’s issued and outstanding shares of Common Stock continuously for at least the previous three years, to nominate director nominees for inclusion in the Company’s proxy statement for its annual meeting of stockholders, subject to the eligibility, notice, information, and other requirements set forth in the Delaware Bylaws. The maximum number of stockholder-nominated candidates the Company may include in its proxy materials is the greater of 2 or 20% of the directors in office as of the last day on which a Qualified Nomination Notice (as defined in the Delaware Bylaws) may be submitted.

The foregoing descriptions of the Plan of Conversion, the Wisconsin Certificate, the Delaware Certificate, the Delaware Charter, and the Delaware Bylaws do not purport to be complete and are qualified in their entirety by reference to the full text of the Plan of Conversion, the Wisconsin Certificate, the Delaware Certificate, the Delaware Charter, and the Delaware Bylaws, copies of which are filed as exhibits 2.1, 3.1, 3.2, 3.3, and 3.4, respectively, to this Current Report on Form 8-K and are incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth under Item 3.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

At the Annual Meeting, the Company’s stockholders voted on the following proposals:

●	The election of two directors, Michael D. Hays and John N. Nunnelly, to the Company’s Board of Directors each for three year terms to expire at the Company’s 2024 annual meeting of stockholders;
●	The ratification of the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021;
●	An advisory vote to approve the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement;
●	The reincorporation of the Company from the State of Wisconsin to the State of Delaware pursuant to the Plan of Conversion;

●	To approve the Company’s Delaware Charter increasing the total number of shares of the Company’s authorized common stock;
●	To approve the Company’s Delaware Charter removing restrictions on business combinations; and
●	To approve a provision in our Delaware Charter opting out of Delaware General Corporation Law Section 203 in connection with the reincorporation to Delaware.

As of the May 5, 2021 record date for the determination of the stockholders entitled to notice of, and to vote at, the Annual Meeting, 25,439,013 shares of the Company’s common stock were outstanding and eligible to vote. Approximately 97.22% of all shares (and votes) were represented at the Annual Meeting or by proxy. The following are the final votes on the matters presented for stockholder consideration at the Annual Meeting:

Proposal 1: Election of Directors

The stockholders elected Michael D. Hays and John N. Nunnelly as directors, each for three-year terms to expire at the Company’s 2024 annual meeting of stockholders. The results of the vote were as follows:

	For		Withheld		Broker Non-Votes
Name	Votes	Percentage(1)	Votes	Percentage	Votes	Percentage(2)
Michael D. Hays	23,819,560	99.67%	79,288	0.33%	833,340	N/A

John N. Nunnelly	22,799,282	95.40%	1,099,566	4.60%	833,340	N/A

Proposal 2: Ratify Appointment of KPMG LLP for 2021

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for 2021. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
24,696,147	99.85%	35,528	0.14%	513	N/A	0	N/A

Proposal 3: Advisory Vote to Approve Executive Compensation

The stockholders approved on an advisory basis the compensation of the Company’s named executive officers as disclosed in the 2021 Proxy Statement. The results of the advisory vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(1)	Votes	Percentage(1)	Votes	Percentage(2)	Votes	Percentage(2)
23,686,229	99.34%	156,390	0.65%	56,229	N/A	833,340	N/A

PROPOSAL 4: Reincorporation from Wisconsin to Delaware

The stockholders approved the reincorporation of the Company from Wisconsin to Delaware. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)
23,831,415	93.68%	14,160	0.05%	53,273	0.2%	833,340	3.37%

PROPOSAL 5: Increasing the Number of the Company’s Authorized Shares of Common Stock

The stockholders approved the Delaware Charter increasing the number of authorized shares of common stock from Sixty Million (60,000,000) to One Hundred-Ten Million (110,000,000). The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)
19,390,019	76.22%	5,252,788	20.64%	89,381	0.35%	0	0%

PROPOSAL 6: Removing Restrictions on Business Combinations

The stockholders approved the Delaware Charter removing restrictions on business combinations. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)
23,147,231	90.99%	698,362	2.74%	53,255	0.2%	833,340	3.37%

PROPOSAL 7: Delaware Charter opting out of Section 203 of the Delaware General Corporation Law

The stockholders approved a provision in the Delaware Charter opting out of Section 203 of the Delaware General Corporation Law. The results of the vote were as follows:

For		Against		Abstain		Broker Non-Votes
Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)	Votes	Percentage(3)
23,148,560	90.99%	696,532	2.73%	53,756	0.21%	833,340	3.37%

(1)	Based on a total of all votes received and eligible to be counted as voted on this proposal at the Annual Meeting.
(2)	“N/A” means that abstentions and/or broker non-votes do not have any effect on the voting results on this proposal.
(3)	Based on a total of 25,439,013 shares outstanding, as of the May 5, 2021 record date, and entitled to vote at the Annual Meeting.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1	Plan of Conversion.
3.1	Wisconsin Certificate of Conversion, as filed with the Wisconsin Department of Financial Institutions on June 30, 2021.
3.2	Delaware Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 30, 2021.
3.3	Delaware Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 30, 2021.
3.4	Delaware Bylaws, effective June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NATIONAL RESEARCH CORPORATION
(Registrant)

Date: July 1, 2021	By:	/s/ Kevin R. Karas
Kevin R. Karas
Senior Vice President Finance, Chief Financial Officer, Treasurer and Secretary

EXHIBIT INDEX

EXHIBIT NUMBER	EXHIBIT DESCRIPTION

2.1	Plan of Conversion.
3.1	Wisconsin Certificate of Conversion, as filed with the Wisconsin Department of Financial Institutions on June 30, 2021.
3.2	Delaware Certificate of Conversion, as filed with the Secretary of State of the State of Delaware on June 30, 2021.
3.3	Delaware Certificate of Incorporation, as filed with the Secretary of State of the State of Delaware on June 30, 2021.
3.4	Delaware Bylaws, effective June 30, 2021.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).